                                                                  EXHIBIT 99.906

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In connection with the shareholder  report of American  Century  California
Tax-Free and  Municipal  Funds (the  "Registrant")  on Form N-CSR for the period ending February 29, 2004 (the "Report"), we, the undersigned,  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated:   April 29, 2004

                                       /s/ William M. Lyons
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                                       William M. Lyons
                                       President
                                       (chief executive officer)

                                       /s/ Maryanne L. Roepke
                                       ------------------------------------
                                       Maryanne L. Roepke
                                       Sr. Vice President, Treasurer, and
                                       Chief Accounting Officer
                                       (chief financial officer)